Allowance for Credit Losses	12 Months Ended
Dec. 31, 2022
Credit Loss [Abstract]
Allowance for Credit Losses
8.
Allowance for credit losses

The Company has exposure to credit losses for financial assets including customer accounts and other restricted cash, settlement receivables, accounts receivable, and financial guarantee contracts to the extent that a chargeback claim is made against the Company directly or to the Company’s merchants on card purchases.

The following table summarizes the expected credit allowance activity for customer accounts and other restricted cash; settlement receivables, net; accounts receivable, net; and financial guarantee contracts and other, for the years ended December 31, 2022 and 2021, and 2020:

	Customer accounts and other restricted cash	Accounts receivable, net	Settlement receivables, net (2)	Financial guarantee contracts and other	Total allowance for credit losses
Balance at December 31, 2020	4,096	25,035	5,859	7,800	42,790
Credit loss expense	(3,528)	15,628	3,551	(549)	15,102
Write-Offs	—	(31,929)	(4,722)	—	(36,651)
Other (1)	105	(92)	(639)	(324)	(950)
Balance at December 31, 2021	$673	$8,642	$4,049	$6,927	$20,291
Credit loss expense	(641)	25,222	7,213	5,350	37,144
Write-Offs	—	(22,929)	(5,691)	(126)	(28,746)
Other (1)	(32)	(377)	(173)	(85)	(667)
Balance at December 31, 2022	$-	$10,558	$5,398	$12,066	$28,022

(1)
Other mainly relates to the impact of foreign exchange.
(2)
During the year ended December 31, 2022, recoveries from freestanding credit enhancements related to Settlement receivables, net were $1,603 which are recorded in "Selling, general and administrative" in the Consolidated Statements of Comprehensive Loss. These recoveries are not recognized against expected credit losses (See Note 1).

Increase in credit loss expense in 2022 compared to 2021 was mainly a result of higher volumes in Merchant Solutions which results in higher chargebacks, as well as a specific merchant reserve in the Digital Wallets segment.

The decrease in write offs year over year is mainly attributable to higher than normal write offs in 2021. Write-offs of accounts receivable in 2021 was primarily attributable to the write-off of specific credit loss allowances recognized in the prior year for an individual merchant within the Merchant Solutions segment. This was offset by a decrease in write offs for settlement receivables net, within Digital Wallets.